UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 27, 2021

Dyne Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39509	36-4883909
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

830 Winter Street Waltham, Massachusetts		02451
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (781) 786-8230

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	DYN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 27, 2021, Romesh Subramanian, Ph.D., the Chief Scientific Officer of Dyne Therapeutics, Inc. (the “Company”), notified the Company that he planned to resign his employment with the Company effective June 2, 2021 (the “Resignation Date”).

On June 2, 2021, in connection with his resignation, Dr. Subramanian and the Company entered into a Consulting Agreement (the “Consulting Agreement”), pursuant to which Dr. Subramanian has agreed to provide consulting and advisory services to the Company through October 2, 2021, unless earlier terminated. In addition, on June 2, 2021, Dr. Subramanian and the Company entered into a separation agreement (the “Separation Agreement”) pursuant to which Dr. Subramanian provided a standard release of claims and reaffirmed his confidentiality, non-solicitation and non-compete obligations under his existing invention and non-disclosure agreement and non-competition and non-solicitation agreement with the Company, and the Company agreed, subject to Dr. Subramanian’s eligibility for continued coverage under COBRA, to continue to pay on Dr. Subramanian’s behalf the portion of the premiums for group health insurance coverage to the same extent that the Company paid such premiums on Dr. Subramanian’s behalf immediately prior to the Resignation Date, until the earlier of October 2, 2021 or the date that Dr. Subramanian obtains alternative insurance coverage.

Upon the Resignation Date, Oxana Beskrovnaya Ph.D., the Company’s Senior Vice President, Head of Research, was appointed Chief Scientific Officer of the Company.

The foregoing descriptions of the Consulting Agreement and the Separation Agreement are qualified in their entirety by reference to the full text of each agreement, which the Company plans to file with its Quarterly Report on Form 10-Q for the three months ended June 30, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNE THERAPEUTICS, INC.

Date: June 2, 2021	By:	/s/ Joshua Brumm
Name: Joshua Brumm
Title: President and Chief Executive Officer